Goodwill and Intangible Assets	12 Months Ended
Sep. 30, 2012
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets Disclosure [Text Block]
Goodwill and Intangible Assets

Goodwill and intangible assets deemed to have an indefinite life are not amortized, but reviewed annually for impairment of value or when indicators of a potential impairment are present. As part of our business planning cycle, we performed our annual impairment testing in the fourth quarter of fiscal 2012, 2011 and 2010. There were no indications of impairment of goodwill noted during this testing.

The following table represents the carrying amount of goodwill by segment at September 30, 2012:

	Household Products	Personal Care	Total
Balance at October 1, 2011	$36.9	$1,438.4	$1,475.3
Cumulative translation adjustment	0.4	(6.2)	(5.8)
Balance at September 30, 2012	$37.3	$1,432.2	$1,469.5

The Company had indefinite-lived intangible assets of $1,701.9 at September 30, 2012 and $1,703.6 at September 30, 2011. Changes in indefinite-lived intangible assets are due primarily to changes in foreign currency translation.

In addition, we completed impairment testing on indefinite-lived intangible assets other than goodwill, which are trademarks/brands used in our various product categories. No impairment was indicated as a result of this testing. However, the recorded values of such intangible assets from more recent acquisitions, such as the Playtex acquisition, are often more susceptible to an impairment risk, if operating results or macroeconomic conditions deteriorate. We utilized a discounted cash flow model using an excess earnings valuation technique to test the brands acquired in the Playtex acquisition for impairment. Key assumptions included a discount rate of 8.00% and a terminal growth rate of 2.75%. While no impairment was indicated during this testing, the indicated estimated fair value for two brands, Playtex and Wet Ones, were relatively close to the carrying value at approximately 115% of the carrying value (approximately $650) for the Playtex brand and approximately 106% of the carrying value (approximately $200) for the Wet Ones brand.

Total amortizable intangible assets at September 30, 2012 are as follows:

	Gross Carrying Amount	Accumulated Amortization	Net
Tradenames / Brands	$18.7	$11.6	$7.1
Technology and patents	76.7	49.0	27.7
Customer-related / Other	164.0	47.0	117.0
Total amortizable intangible assets	$259.4	$107.6	$151.8

Amortizable intangible assets, with a weighted average remaining life of approximately thirteen years, are amortized on a straight-line basis over expected lives of 3 years to 20 years.

Amortization expense for intangible assets totaled $22.8 for the current year. Estimated amortization expense for amortizable intangible assets for the years ending September 30, 2013, 2014, 2015, 2016 and 2017 is approximately $20.7, $17.4, $15.2, $15.2 and $14.8 , respectively, and $68.5 thereafter.